Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961
Supplement dated July 31, 2026
to the Summary Prospectus
dated December 2, 2025
DAC 3D Dividend Growth ETF (DVGR)
(the “Fund”)

Effective immediately, Alex Meintel and Peter G. Gerry are removed as portfolio managers for the Fund. Effective immediately, Evan Carpenter, CFA, Senior Equity Analyst, and Mike Davidoff, CFA, CFP, Senior Advisor and Portfolio Manager, each serve as a portfolio manager for the Fund. All references to Messrs. Meintel and Gerry in the Fund’s Summary Prospectus should be disregarded.

Please retain this Supplement for future reference.

Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961

Supplement dated July 31, 2026
to the Prospectus and Statement of Additional Information,
each dated December 1, 2025
DAC 3D Dividend Growth ETF (DVGR)
(the “Fund”)

Effective immediately, Alex Meintel and Peter G. Gerry are removed as portfolio managers for the Fund. Effective immediately, Evan Carpenter, CFA, Senior Equity Analyst, and Mike Davidoff, CFA, CFP, Senior Advisor and Portfolio Manager, each serve as a portfolio manager for the Fund. All references to Messrs. Meintel and Gerry in the Fund’s Prospectus should be disregarded.
The following replaces the “Portfolio Managers” subsection of the Fund’s Prospectus:
The following individuals (collectively, the “Portfolio Managers”) are jointly and primarily responsible on behalf of the Sub-Adviser for the day-to-day management of the Fund:
Marc Saurborn, CFA®, Chief Executive Officer and Chief Investment Officer
Evan Carpenter, CFA®, Senior Equity Analyst
William D. Ford, CFP®, Managing Director, Institutional Assets Management Group
Mike Davidoff, CFA, CFP®, Senior Advisor and Portfolio Manager
Donald (DJ) Hingtgen, Chief Operations Officer
Messrs. Saurborn, Ford, and Hingtgen have been responsible for the day-to-day management since the Fund’s inception and Messrs. Carpenter and Davidoff since July 2026.
The following supplements the “Portfolio Managers” subsection of the “Fund Management” section of the Fund’s Prospectus:
Evan Carpenter, CFA is a Senior Equity Analyst for the Sub-Adviser. Evan has over 25 years of experience in investment management. Prior to joining the Sub-Advisor, most recently, he served as Partner, Portfolio Manager & Investment Analyst at Coho Partners, where he built and managed a concentrated portfolio of high-quality companies emphasizing stable and growing cash flows. Prior to that, he held senior equity research roles at Mutual of America Capital Management, Lord Abbett, and Gabelli Asset Management. Throughout his career as an equity analyst, he has been dedicated to disciplined bottom-up fundamental research and detailed financial modeling process, with a specific focus on high-quality companies demonstrating strong profitability and growing cash flows. He earned a B.A. in Economics & Business and Mathematics from Lafayette College and an MBA in Finance from Columbia University. Mr. Carpenter was awarded the designation of Chartered Financial Analyst and is a member of the of the CFA Society of South Carolina.
Mike Davidoff, CFA, CFP is a Senior Advisor and Portfolio Manager of the Sub-Adviser. Mike is a Portfolio Manager at Dividend Assets Capital with a focus on portfolio management, investment research and client advisory work. Over the past five years, Mr. Davidoff has held roles in wealth management, financial planning and portfolio strategy, including serving high net worth families and managing multi-asset portfolios. He earned both the Chartered Financial Analyst and Certified Financial Planner designations.
The following supplements the “Investment Sub-Adviser” subsection of the “Investment Management and Other Services” section of the Fund’s SAI:
The following table summarizes the affiliated persons of the Fund that are also affiliated persons of the Sub-Adviser.

Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961

NAME	FUND AFFILIATION	AFFILIATION WITH SUB-ADVISER
Marc Saurborn, CFA	Portfolio Manager	Chief Executive Officer and Chief Investment Officer
Evan Carpenter, CFA	Portfolio Manager	Senior Equity Analyst
William D. Ford, CFP	Portfolio Manager	Managing Director, Institutional Assets Management Group
Mike Davidoff, CFA, CFP	Portfolio Manager	Senior Advisor and Portfolio Manager
Donald (DJ) Hingtgen	Portfolio Manager	Chief Operations Officer
The following replaces the references to Alex Meintel and Peter Gerry in the“Portfolio Managers” section of the Fund’s SAI:
The following information is applicable to Evan Carpenter, CFA, and Mike Davidoff, CFA, CFP as of July 31, 2026:

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (millions)	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees (millions)
Registered Investment Companies	597	$529	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
As of July 31, 2026, Messrs. Carpenter and Davidoff did not own any shares of the Fund.

Please retain this Supplement for future reference.

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